Exhibit 99.1

Eclipse Resources Corporation Announces Rates from Utica Shale Pads

STATE COLLEGE, Pa., Sep 3, 2014 – (BUSINESS WIRE) – Eclipse Resources Corporation (“Eclipse Resources” or the “Company”) (NYSE: ECR) is pleased to announce the commencement of production at two of the Company’s pad locations consisting of a total of 7 Utica Shale wells at a total combined rate of 52.6 MMcf/d of natural gas and 1.8 MBbl/d of condensate.

The Shroyer well pad in Eastern Monroe County, Ohio is currently producing into sales at a combined rate of 42.5 MMcf/d with average casing pressure of 6,545 psi. Based on composition analysis, the gas being produced is approximately 1,034 BTU gas. The Shroyer pad consists of two Utica Shale wells in the Company’s Dry Gas type curve area with average lateral lengths of 7,819 feet. The wells have been flowing into sales for approximately 10 and 20 days. The flowing pressures on both wells to date have exhibited shallow pressure declines. The company believes this likely indicates a strong reservoir and effective completion.

The second well pad is the Company’s Mizer pad in Central Harrison County, Ohio. The Mizer pad consists of 5 Utica Shale wells, which are currently producing into sales at a combined rate of 10.1 MMcf/d of natural gas and approximately 1,800 Bbl/d of condensate (176 Bbl/MMcf of condensate yield) with average tubing pressure of 2,534 psi. The wells were put into production equipment early to minimize flow back time. As water rates continue to decline and the Mizer wells clean up, Eclipse Resources expects the production rates to further increase.

Based on composition analysis, the gas being produced from the Mizer pad is 1,330 BTU gas. Eclipse Resources anticipates, based on its contractual 30% ethane recovery, the gas composition to produce an additional 90 Bbl/MMcf of natural gas liquids and result in a natural gas shrink of approximately 15%. The Mizer wells are located in the Company’s Condensate type curve area and have been into sales for approximately 2 to 13 days. Additionally, Eclipse Resources is currently working on bringing the Mizer Farms pad online, which the Company believes will also occur on, or ahead of, schedule.

Benjamin Hulburt, President, Chief Executive Officer and Chairman of Eclipse Resources, stated, “I am excited by our team’s continued focus on executing our plan and putting wells into sales on, or in advance of, our timelines. Our Shroyer wells are our longest laterals to date and mark our fifth and sixth operated wells in our Dry Gas type curve area, more than any other producer in the Utica Shale. Additionally, the Mizer wells are our first operated wells in our Condensate type curve area, and we are pleased to see that they are producing at higher initial liquids yields than we expected. Based on these initial results, we are encouraged that all 7 of the announced wells should produce in line with our type curve expectations and are hopeful that the Mizer condensate rates will continue to exceed our expectations.”

In advance of putting the Mizer pad to sales, Eclipse Resources entered into an agreement with EnLink Midstream Operating, L.P. (“EnLink”) for the operation of the Company’s condensate stabilization facilities. Under the terms of the agreement, EnLink will purchase two of the Company’s existing condensate stabilization facilities, as well as construct additional facilities to support the Company’s drilling program in the Utica.

Based on the results to date for the third quarter of 2014, and the expectations of the Shroyer and Mizer wells, Eclipse Resources is reaffirming its previously issued production guidance for the quarter. The Company currently believes it will produce average daily production during the third quarter at, or above, the mid-point of its guidance.

Eclipse Resources has also today posted an updated corporate presentation in the Investor Center of its website at www.eclipseresources.com.

About Eclipse Resources

Eclipse Resources is an independent exploration and production Company engaged in the acquisition and development of oil and natural gas properties in the Appalachian Basin, including the Utica and Marcellus Shales. For more information, please visit the Company’s website at www.eclipseresources.com.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact included in this press release, regarding Eclipse Resources’ strategy, future operations, financial position, estimated revenues and income/losses, projected costs and capital expenditures, prospects, expected production rates, time to production online, the projected content of our future production, plans and objectives of management are forward-looking statements. When used in this press release, the words “will,” “would,” “could,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on Eclipse Resources’ current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. When considering forward-looking statements, you should keep in mind the risk factors and other cautionary statements described under the heading “Risk Factors” in Eclipse Resources’ final prospectus dated June 19, 2014 and filed with the Securities and Exchange Commission pursuant to Rule 424(b) of the Securities Act on June 23, 2014 (the “IPO Prospectus”).

Forward-looking statements may include statements about, among other things, Eclipse Resources’ business strategy; reserves; general economic conditions; its financial strategy, liquidity and capital required for developing its properties and timing related thereto; realized natural gas, NGLs and oil prices; timing and amount of its future production of natural gas, NGLs and oil; its hedging strategy and results; future drilling plans; competition and government regulations, including those related to hydraulic fracturing; the anticipated benefits under its commercial agreements; pending legal matters relating to its leases; marketing of natural gas, NGLs and oil; leasehold and business acquisitions; the costs, terms and availability of gathering, processing, fractionation and other midstream services; credit markets; uncertainty regarding its future operating results, including initial production rates and liquid yields in its type curve areas; and plans, objectives, expectations and intentions contained in this press release that are not historical.

Eclipse Resources cautions you that these forward-looking statements are subject to all of the risks and uncertainties, most of which are difficult to predict and many of which are beyond its control, incident to the exploration for and development, production, gathering and sale of natural gas, NGLs and oil. These risks include, but are not limited to, legal and environmental risks, drilling and other operating risks, regulatory changes, commodity price volatility, inflation, lack of availability of drilling, production and processing equipment and services, counterparty credit risk, the uncertainty inherent in estimating natural gas, NGLs and oil reserves and in projecting future rates of production, cash flow and access to capital, the timing of development expenditures, and the other risks described under the heading “Risk Factors” in the IPO Prospectus.

Reserve engineering is a process of estimating underground accumulations of natural gas, NGLs and oil that cannot be measured in an exact way. The accuracy of any reserve estimate depends on the quality of available data, the interpretation of such data and price and cost assumptions made by reserve engineers. In addition, the results of drilling, testing and production activities may justify revisions of estimates that were made previously. If significant, such revisions could change the schedule of any further production and development drilling. Accordingly, reserve estimates may differ significantly from the quantities of natural gas, NGLs and oil that are ultimately recovered.

Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect, the Company’s actual results and plans could differ materially from those expressed in any forward-looking statements.

All forward-looking statements, expressed or implied, included in this press release are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that Eclipse Resources or persons acting on the Company’s behalf may issue.

Except as otherwise required by applicable law, Eclipse Resources disclaims any duty to update any forward-looking statements, all of which are expressly qualified by the statements herein, to reflect events or circumstances after the date of this press release.

Contact:

Julia Williams

Director, Investor Relations and Communications

814-308-9754

jwilliams@eclipseresources.com